                                                                  EXHIBIT 10.57


                             OFFICE LEASE AGREEMENT

                          ---------------------------

                           PAN AMERICAN BANK, F.S.B.
                           NORTHERN TRUST BANK TOWER

                          ---------------------------


                               TABLE OF CONTENTS

ARTICLE l.       SUMMARY AND DEFINITION OF CERTAIN LEASE PROVISIONS AND EXHIBITS............  1
ARTICLE 2.       PREMISES/RIGHT TO USE COMMON AREAS.........................................  2
ARTICLE 3.       TERM.......................................................................  2
ARTICLE 4.       MINIMUM MONTHLY RENT.......................................................  2
ARTICLE 5.       ADDITIONAL RENT/EXPENSE STOP...............................................  3
ARTICLE 6.       PARKING....................................................................  4
ARTICLE 7.       RENT TAX AND PERSONAL PROPERTY TAXES.......................................  4
ARTICLE 8.       PAYMENT OF RENT/LATE CHARGES...............................................  4
ARTICLE 9.       SECURITY DEPOSIT...........................................................  5
ARTICLE 10.      CONSTRUCTION OF THE PREMISES...............................................  5
ARTICLE 11.      ALTERATIONS................................................................  5
ARTICLE 12.      FIXTURES/PERSONAL PROPERTY/SURRENDER OF PREMISES...........................  5
ARTICLE 13.      LIENS......................................................................  6
ARTICLE 14.      USE OF PREMISES/RULES AND REGULATIONS......................................  6
ARTICLE 15.      RIGHTS RESERVED BY LANDLORD................................................  7
ARTICLE 16.      QUIET ENJOYMENT............................................................  7
ARTICLE 17.      MAINTENANCE AND REPAIR.....................................................  8
ARTICLE 18.      UTILITIES AND JANITORIAL SERVICES..........................................  8
ARTICLE 19.      ENTRY AND INSPECTION.......................................................  9
ARTICLE 20.      ACCEPTANCE OF THE PREMISES/LIABILITY INSURANCE/INDEMNIFCATION OF LANDLORD..  9
ARTICLE 21.      PROPERTY AND CASUALTY INSURANCE............................................ 10
ARTICLE 22.      DAMAGE AND DESTRUCTION OF PREMISES......................................... 10
ARTICLE 23.      EMINENT DOMAIN............................................................. 11
ARTICLE 24.      ASSIGNMENT AND SUBLETTING.................................................. 11
ARTICLE 25.      SALE OF PREMISES BY LANDLORD............................................... 12
ARTICLE 26.      SUBORDINATION/ATTORNMENT/MODIFICATION/ASSIGNMENT........................... 12
ARTICLE 27.      LANDLORD'S DEFAULT AND RIGHT TO CURE....................................... 12
ARTICLE 28.      ESTOPPEL CERTIFICATES...................................................... 12
ARTICLE 29.      TENANT'S DEFAULT AND LANDLORD'S REMEDIES................................... 14
ARTICLE 30.      TENANT'S RECOURSE.......................................................... 15
ARTICLE 31.      HOLDING OVER............................................................... 15
ARTICLE 32.      GENERAL PROVISIONS......................................................... 16
ARTICLE 33.      NOTICES.................................................................... 17
ARTICLE 34.      BROKER'S COMMISSIONS....................................................... 17

                                                                 Landlord ______

                                                                 Tenant   ______

                               TABLE OF CONTENTS

                       ADDENDUM TO OFFICE LEASE AGREEMENT

ARTICLE 35.      AGREEMENT...........................................................  ADDENDUM-1
ARTICLE 36.      TERM................................................................  ADDENDUM-1
ARTICLE 37.      MINIMUM MONTHLY RENT................................................  ADDENDUM-1
ARTICLE 38.      ADDITIONAL RENT/EXPENSE STOP........................................  ADDENDUM-1
ARTICLE 39.      TAXES...............................................................  ADDENDUM-1
ARTICLE 40.      SECURITY DEPOSIT....................................................  ADDENDUM-I
ARTICLE 41.      HAZARDOUS MATERIALS.................................................  ADDENDUM-I
ARTICLE 42.      RIGHTS RESERVED BY LANDLORD.........................................  ADDENDUM-1
ARTICLE 43.      MAINTENANCE AND REPAIR..............................................  ADDENDUM-1
ARTICLE 44.      UTILITIES...........................................................  ADDENDUM-1
ARTICLE 45.      ENTRY AND INSPECTION................................................  ADDENDUM-2
ARTICLE 46.      ACCEPTANCE OF THE PREMISES/LIABILITY
                  INSURANCE/INDEMNIFCATION OF LANDLORD...............................  ADDENDUM-2
ARTICLE 47.      PROPERTY AND CASUALTY INSURANCE.....................................  ADDENDUM-2
ARTICLE 48.      SUBORDINATION/ATTORNMENT/MODIFICATION/ASSIGNMENT....................  ADDENDUM-2
ARTICLE 49.      LANDLORD'S DEFAULT AND RIGHT TO CURE................................  ADDENDUM-2
ARTICLE 50.      ESTOPPEL CERTIFICATES...............................................  ADDENDUM-2
ARTICLE 51.      TENANT'S DEFAULT AND LANDLORD'S REMEDIES............................  ADDENDUM-3
ARTICLE 52.      TENANT'S RECOURSE...................................................  ADDENDUM-3
ARTICLE 53.      NOTICES.............................................................  ADDENDUM-3
ARTICLE 54.      BROKER'S COMMISSIONS................................................  ADDENDUM-3
ARTICLE 55.      LEASE GUARANTEE.....................................................  ADDENDUM-3
ARTICLE 56.      LEASEHOLD IMPROVEMENT ALLOWANCE.....................................  ADDENDUM-3
ARTICLE 57.      SIGNAGE.............................................................  ADDENDUM-3
ARTICLE 58.      RIGHT OF TERMINATION................................................  ADDENDUM-3

                                                                 Landlord ______

                                                                 Tenant   ______

                            OFFICE LEASE AGREEMENT

                           -------------------------
                           PAN AMERICAN BANK, F.S.B.
                           NORTHERN TRUST BANK TOWER
                           -------------------------

  THIS OFFICE LEASE AGREEMENT, dated February 28, 1997, is made and entered into by P.R.A. BILTMORE INVESTMENTS, L.L.C., an Arizona limited liability company (the "Landlord"), and PAN AMERICAN BANK, F.S.B., a federal savings bank (the "Tenant"). In consideration of the mutual promises and representations set forth in this Lease, the Landlord and Tenant agree as follows:

ARTICLE 1.  SUMMARY AND DEFINITION OF CERTAIN LEASE PROVISIONS AND EXHIBITS

   1.1 The following terms and provisions of this Lease, as amplified and modified by other terms and provisions hereof, are included in this Section 1.1
                                                                    -----------
for summary and definitional purposes only. If there is any conflict or inconsistency between any term or provision in this Section 1.1 and any other
                                                    -----------
term or provision of this Lease, the other term or provision of this Lease shall control:

     (a)  Landlord: P.R.A. Biltmore Investments, L.L.C., an Arizona limited
          --------
          liability company.

     (b)  Address of Landlord for Notices: 2398 East Camelback Road, Suite 270,
          -------------------------------
          Phoenix, Arizona 85016-9002

          with a copy to:      Mile High Realty Advisors, L.L.C.,
                               2398 E. Camelback Road, Ste. 320,
                               Phoenix, Arizona 85016
                               Attention: Property Manager

          and with a copy to:  Murphy & Posner, 300 Biltmore Commerce Center,
                               3200 East Camelback Road,
                               Phoenix, Arizona 85018
                               Attention: Robert N. Briar, Esq.

     (c)  Tenant: Pan American Bank, F.S.B., a federal savings bank
          ------

     (d) Address of Tenant for Notices: 1300 South El Camino Real ------------------------------ San Mateo, California 94401-0986
                                          Attention: Richard Burns

     (e)  Lease Term: Three (3) years, plus the remainder of any partial
          ----------
          calendar month in which the Lease Term commences, beginning on the Commencement Date defined in Section 3.1.
                                       -----------

     (f)  Building: The office building known as the Northern Trust Bank Tower
          --------
          located at 2398 East Camelback Road, Phoenix, Arizona 85018 (the "Building"), which is part of the project (the "Project") known as the Biltmore Financial Center.

     (g)  Premises: Suite 310 on the third (3rd) floor of the building, as shown
          --------
          on Exhibit A, containing 2,518 usable square feet/2,860 Rentable
             ---------
          Square Feet.

     (h)  Minimum Monthly Rent: $5,839.17 for each full calendar month during
          --------------------
          the Lease Term commencing on the Commencement Date, which is computed on the basis of $24.50 per Rentable Square Foot.

     (i)  Tenant's Pro Rata Share: Ninety-nine hundredths percent (.99%) which
          -----------------------
          represents the percentage that the Rentable Square Footage of the Premises (2,860) bears to the Rentable Square Footage of the Building (288,435). (See Article 5).
                          ---------

     (j)  Expense Stop: An amount equal to Tenant's Pro Rata Share of the
          ------------
          Operating Costs (as defined in this Lease) for the twelve (12) month period ending December 31, 1997 (the "Base Year") calculated under the assumption that throughout the Base Year, the Building is at least ninety-five percent (95%) occupied. (see Article 5).
                                                 ---------

     (k) Security Deposit: $5,839.17 (See Article 9).
         ----------------                 ---------

     (l) Parking: Two (2) reserved parking spaces at $65.00 per month each and
         -------
         seven (7) unreserved parking spaces at $45.00 per month each.

     (m) Leasehold Improvement Allowance: An amount equal to the product of
         -------------------------------
         Eight Dollars ($8.00) multiplied by the number of Usable Square Feet of the Premises (see Article 56).
                           -----------

   1.2 The following exhibits (the "Exhibits") and addends are attached hereto and incorporated herein by this reference:

    Exhibit A    Third (3rd) Floor Plan of the Building indicating Premises
    ---------
    Exhibit A-1  Tenant's Leasehold Improvements
    -----------
    Exhibit B    Building Standard Work Letter for Tenant Improvements
    ---------
    Exhibit C    Building Rules and Regulations
    ---------
    Exhibit D    Telecommunications Lease Rider
    ---------
    Exhibit E    Lease Guarantee (None) (See Article 55).
    ---------                                ----------

     Addendum to Office Lease Agreement (the "Addendum"), dated of even date herewith, consisting of four (4) pages.

The Office Lease Agreement, the Addendum and the Exhibits are collectively referred to herein as the "Lease."

ARTICLE 2.  PREMISES/RIGHT TO USE COMMON AREAS

   2.1 Landlord leases to Tenant and Tenant leases from Landlord the Premises, for and subject to the rents, terms, conditions, covenants, and provisions set forth in this Lease. This Lease is subject to all liens, encumbrances, ground leases, easements, restrictions, covenants (including the Declaration of Covenants, Conditions, Restrictions, Assessments, Charges, Servitudes, Liens, Reservations and Easements for the Project, dated July 20, 1987, as amended
(the "Declaration") and other matters of record, the Building Rules and Regulations described in Section 14.2, the Parking rules and Regulations
                         ------------
described in Section 6.3, and the Common Areas Rules and Regulations described
             -----------
in this Section 2.1, applicable from time to time, together with any
     -----------
modifications thereto end amendments thereof, with respect to all or any portion of the Project.

   Tenant and Tenant's agents, contractors, customers, directors, employees, invitees, officers, and patrons (collectively, the "Tenant's Permittees") have a nonexclusive privilege and license to use, during the Lease Term, the Building Common Areas and the Project Common Areas, in common with all other tenants, occupants, and authorized users thereof and their respective permittees. For purposes of this Lease, (a) "Land" consists of the parcel of land containing the Building; (b) "Building Common Areas" consist of those areas within the Building and Land not leased to any Tenant and which are intended by Landlord to be available for the use, benefit, and enjoyment of all occupants of the Building; and (c) "Project Common Areas" consist of those non-building areas within the Project intended for the use, benefit, and enjoyment of all occupants of the Project, but excluding the Building Common Areas, subject to the limitations set forth in the Declaration and any rules and regulations adopted thereunder (the "Common Areas Rules and Regulations"). It is acknowledged and agreed to by Tenant that all "Automobile Parking Areas" within the Project are Project Common Areas, but certain parking areas are restricted to use by certain occupants.

   2.2 As used in this Lease, "Interior Common Facilities" means lobbies, corridors, hallways, elevator foyers, restrooms, mail rooms, mechanical and electrical rooms, janitor closets, and other similar facilities intended for the use, benefit and enjoyment of all occupants of the Building.

ARTICLE 3.  TERM

   3.1  Subject to any adjustments under Article 5 of Exhibit B, the
                                         ---------    ---------
"Commencement Date" of the Lease Term shall be that date upon which Landlord notifies Tenant (or the date Tenant has actual notice) that Landlord's construction obligations under this Lease have been substantially completed and that the Premises are ready for occupancy, with or without actual entry by Tenant. Tenant's occupancy or acceptance of possession of the Premises shall constitute Tenant's acknowledgement that there has been Substantial Completion (as defined in Exhibit B) of Tenant's Leasehold Improvements (as defined in
               ---------
Exhibit B), subject only to any "punchlist" items identified during a
----------
walkthrough inspection by the parties and applicable construction warranties. Even though the Lease Term does not commence until the Commencement Date, this Lease shall be in full force and effect as a binding obligation of the parties from and after the date of this Lease.

   3.2 Within sixty (60) days after Tenant takes possession of the Premises, both parties agree to execute a written memorandum setting forth the Commencement Date and the date on which the Lease Term expires (the "Expiration Date").

ARTICLE 4.  MINIMUM MONTHLY RENT

   Tenant shall pay to Landlord, without abatement, deduction, setoff, prior notice, or demand, for the use and occupancy of the Premises, the Minimum Monthly Rent, payable in advance on the first day of each and every calendar month during the Lease Term. If the Lease Term commences on a date other than the first day of a calendar month, the Minimum Monthly Rent for that month (if applicable) shall be prorated on a per diem basis and be paid to Landlord within five (5) days after the Commencement Date. Tenant's obligation to pay the Minimum Monthly Rent and the additional rent are independent of any other term, covenant, condition, or provision herein contained.


                                                                 Landlord ______

                                                                 Tenant   ______

ARTICLE 5.  ADDITIONAL RENT/EXPENSE STOP

   5.1 Tenant shall pay, as additional rent, Tenant's Pro Rata Share of Operating Costs during each Operating Year of the Lease Term, less the Expense Stop. Tenant's Pro Rata Share of Operating Costs shall be the percentage set forth in Section 1.1(i) of the Operating Costs (as defined in Section 5.4) for
         --------------                                       -----------
the applicable Operating Year (as defined in Section 5.4(c)). If the Lease Term
                                             ---------------
begins or ends anytime other than the first or last day of an Operating Year, Operating Costs and Tenant's Pro Rata Share thereof shall be prorated appropriately.

   5.2 The Minimum Monthly Rent includes an amount equal to one-twelth (1/12) of the Expense Stop. Prior to the end of each Operating Year, or as soon thereafter as is reasonably practical, Landlord shall provide Tenant with a written statement of Landlord's estimate of Tenant's Pro Rata Share of Operating Costs for the next succeeding Operating Year. If the estimate of Tenant's Pro Rata Share of the Operating Costs Exceeds the Expense Stop, Tenant shall pay Landlord, in addition to and concurrently with each payment of the Minimum Monthly Rent for the next Operating Year, an amount equal to one-twelfth (1/12) of the amount by which Landlord's estimate of Tenant's Pro Rata Share of Operating Costs exceeds the Expense Stop. Landlord may provide Tenant with a revised estimate of Tenant's Pro Rata Share of Operating Costs for the current Operating Year and adjust the required monthly payment to reflect the revised estimate.

   5.3 Within ninety (90) days after the end of each Operating Year, or as soon thereafter as is reasonably practical, Landlord shall provide Tenant with a statement showing the actual Operating Costs for the preceding Operating Year and any adjustments to Tenant's payments of additional rent for Operating Costs to be made as a result thereof. If Tenant's Pro Rata Share of the actual Operating Costs paid or incurred by Landlord during such Operating Year (less the Expense Stop) exceeds the estimates of Operating Costs paid by Tenant during the same Operating Year, Tenant shall remit the excess at the time the next succeeding payment of Minimum Monthly Rent is payable (or within ten (10) days if the Lease Term has expired or been terminated). If Tenant's Pro Rata Share of the actual Operating Costs paid or incurred by Landlord during such Operating Year is less than the estimated amounts paid by Tenant, Landlord shall apply such excess to payments next falling due under this Article (or refund the same to Tenant or credit amounts due from Tenant if the Lease Term has expired or been terminated). In no event shall the Minimum Monthly Rent be reduced below that set forth in Section 1.1(h).
                ----------------

   5.4  As used herein:

        (a) "Operating Costs" means and includes:

            (1) Those expenses paid or incurred by Landlord (whether directly or through independent contractors) for managing, maintaining, operating, and repairing the Building, the Building Common Areas, the Project Common Areas and all other portions of the Land, and the personal property used in conjunction therewith, including, but not limited to, the cost of utilities, (including, but not limited to, steam, electricity, water, sewer, gas, and other utility charges); services, supplies, repairs, and replacaments, or other expenses for managing, maintaining, operating, or repairing the Building, the Building Common Areas, the Project Common Areas and all other portions of the Land; insurance (including, without limitation, the coverage described in Section 21.2, and all
                                                          ------------
other coverage obtained by Landlord pertaining to the Land, Building and/or Project, whether by separate policy, inclusion in a blanket policy, or self insurance, in which case the reasonable value of self insurance shall be included in Operating Costs), amortization (over the reasonable life of the item) of the cost of installation of capital investment items which are installed primarily for the purpose of reducing Operating Costs or which may be required by any governmental authority; trash and rubbish removal; janitorial services; compensation (including employment taxes, similar government charges, unemployment insurance costs, vacation allowances, and the cost of providing disability insurance or benefits, pensions, profit sharing benefits, hospitalization, retirement, or other fringe benefits and any other expense imposed on Landlord or its contractors or subcontractors, pursuant to law or pursuant to any collective bargaining agreement covering such employees) of all persons who perform duties in connection with the operation, maintenance, management, and repair of the Building, the Building Common Areas, the Project Common Areas and the Land; all costs of uniforms, supplies, and materials used in connection with the operation and maintenance of the Premises, the Building, the Building Common Areas, the Project Common Areas and all other portions of the Land; reasonable attorneys' fees and costs (including, but not limited to, fees and costs in connection with the appeal or contest of real estate or other taxes or levies), management fees, and accounting expenses as may be ordinarily incurred in the operation and maintenance of an office building; costs allocated to Landlord under the Declaration for operation, maintenance, and use of Project Common Areas servicing the Building and Project, and the costs attributable to Landlord for the Biltmore Financial Center Association (the "Association") created under the Declaration; and any other expense or charge whether or not hereinabove described which, in accordance with consistently applied generally accepted accounting and management principles would be considered an expense of managing, maintaining, operating, or repairing the Building and Building Common Areas and participating in the Project; and

            (2) All impositions, taxes, assessments (special or otherwise), and other governmental levies and charges of any and every kind, ordinary or extraordinary, foreseen or unforeseen, assessed or imposed, upon or with respect to the ownership of, or other taxable interest attributable to, the Building, Building Common Areas, the Land, and any improvements, fixtures, equipment, and other property of Landlord, real or personal, located in, or used in connection with, the operation of the Building, the Building Common Areas, and the Land and any tax which shall be imposed on any interest or excise in addition to or in lieu of the foregoing real or personal property taxes.

     (b) Operating Costs do not include income, estate, and inheritance taxes levied against Landlord, taxes payable by any tenant, depreciation, capital investment items (except as provided in Section 5.4(a)(1)) and debt service,
                                        -----------------
costs of leasing space in the Building, including leasing commissions and leasehold improvements costs, the cost of utilities separately metered to any tenant or resulting from excess consumption and billed directly to that tenant, the cost of special services provided to any tenant and billed directly to that tenant, or repairs and maintenance to the extent paid by proceeds of insurance or from tenants.

     (c) "Operating Year" means a year beginning January 1 and ending December
         31.

                                                               Landlord ______

                                                               Tenant   ______

     (d) Notwithstanding anything to the contrary contained in Section 5.4(a),
                                                               -------------
in the event the Building is not fully occupied during any Operating Year, an adjustment shall be made by Landlord in calculating the Operating Costs for such Operating Year so that the Operating Costs shall be adjusted to the amount that would have been incurred had the Building been ninty-five percent (95%) occupied during such Operating Year.

   5.5 Notwithstanding anything in this Lease to the contrary, no failure by Landlord to give notices or statements of Operating Costs within the time specified, and no grant of "free rent" or parking fee concessions, shall waive Landlord's right to require payment by Tenant of Tenant's Pro Rata Share of Operating Costs in excess of the Expense Stop.

ARTICLE 6.  PARKING

   6.1 The Association is obligated to operate and maintain or cause to be maintained and operated a parking facility (the "Automobile Parking Area") for the benefit and use of all tenants of the Project, and their permittees, as provided in the Declaration. The Building's share of the cost of maintenance, operation, repair, and management of the Automobile Parking Area, whether paid by or allocated to Landlord, shall be included in the Operating Costs set forth in Article 5 above. Nothing contained herein shall be deemed to create liability
   ---------
upon Landlord for any damage to motor vehicles of Tenant or of Tenant's permittees, or from loss of property from within such motor vehicles, or any matter relating to the operation, management, and maintenance of the Automobile Parking Areas by the Association.

   6.2 Tenant agrees at all times during the Lease Term to lease parking rights for the reserved or unreserved spaces desribed in Section 1.1(l) in the
                                                         --------------
Automobile Parking Areas. Tenant will receive stickers or cards authorizing parking equal to the number of vehicles for which parking rights have been leased. The parking charges described in Section 1.1(l) shall be paid
                                         --------------
concurrently with the Minimum Monthly Rent.

   6.3 Landlord and the Association have the right to establish and from time to time change, alter, and amend, and to enforce against all users of the Automobile Parking Areas, reasonable rules and regulations (the "Parking Rules and Regulations"), the exclusion of employee parking from certain areas and the assignment of spaces to tenants, end other requirements as may be deemed necessary and advisable for the proper end efficient operation and maintenance of said Automobile Parking Areas including, without limitation, the hours during which the Automobile Parking Areas shall be open for use, and Tenant shall comply therewith and shall cause Tenant's Permittees to comply therewith.

   6.4 Landlord or the Association, or both, may establish such reasonable charges as Landlord deems appropriate for the use of the Automobile Parking Areas by persons who have not leased space in the Building. Landlord or the Association may establish a system whereby these persons may present validations issued by tenants in lieu of payment of the parking charges. If Tenant wishes to provide Tenant's Permittees with validations as part of the validation system, Tenant shall pay Landlord or the Association, as additional rent, those charges established by Landlord or the Association for use of the validation system and to comply with such system end all Parking Rules and Regulations established by Landlord or the Association for Tenant's use and the use of Tenant's Permittees of the validation system.

ARTICLE 7.  RENT TAX AND PERSONAL PROPERTY TAXES

   7.1 Tenant shall pay to Landlord, in addition to, and simultaneously with, any other amounts payable to Landlord under this Lease, a sum equal to the aggregate of any municipal, county, state, or federal excise, sales, use, or transaction privilege taxes now or hereafter legally levied or imposed against, or on account of, any or all amounts payable under this lease by Tenant or the receipt thereof by Landlord (except taxes which are commonly inheritance taxes).

   7.2 Tenant shall pay, prior to delinquency, all taxes levied upon fixtures, furnishings, equipment, and personal property placed on the Premises by Tenant. If any or all of Tenant's fixtures, furnishings, equipment, or personal property shall be assessed and taxed with the Landlord's real property, Tenant shall reimburse Landlord for such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

ARTICLE 8.  PAYMENT OF RENT/LATE CHARGES

   8.1 Tenant shall pay the rent and all other charges herein specified to Landlord at the address set forth in Section 1.1(b) of this Lease, or to another
                                     -------------
person and at another address as Landlord from time to time designates in writing.

   8.2 Minimum Monthly Rent, additional rent or other charges payable by Tenant to Landlord under the terms of this Lease not received within ten (10) days after the due date (the "Delinquency Date") thereof shall automatically (and without notice) incur a one-time late cherge of five percent (5%) of the delinquent amount. The parties acknowledge that this is a reasonable fee to compensate Landlord for its additional costs to process delinquencies, and is not a penalty. Further, any Minimum Monthly Rent, additional rent, or other charges payable by Tenant to Landlord and not paid prior to the Delinquency Date shall bear interest from the Delinquency Date at the "Delinquency Interest Rate" as that term is defined below. The term "Delinquency Interest Rate" as used in this Lease means the greater of (i) five percent (5%) over the interest rate publicly announced from time to time by Bank of America, Arizona (BOA), or its successor, as its prime rate and if such term is no longer utilized, the interest rate utilized by BOA, or its successor, to replace the prime rate, or
(ii) fifteen percent (15%) per annum. Notwithstanding the above, if the Delinquency Interest Rate exceeds the maximum interest rate allowed by law, the Delinquency Rate shall be reduced to the highest rate allowed by law.

   8.3 Landlord's right to receive and receipt of late charges or interest for delinquent amounts shall not limit or restrict Landlord's other rights and remedies. Landlord's acceptance of partial payments of amounts due, or payments without inclusion of late charges or interest, shall not be deemed to limit, restrict, or waive Landlord's right to collect the full amounts due and all accrued late charges end interest. Receipt of a


                                                               Landlord ______

                                                               Tenant   ______
check shall not be deemed to constitute payment unless the check is honored by the bank upon which it is drawn, and late charges and interest shall accrue from the original due date if a check is dishonored. Landlord may require that all payments be made by cashier's check if a check from Tenant is dishonored by the bank upon which it is drawn for any reason whatsoever.

ARTICLE 9.  SECURITY DEPOSIT

   9.1 Tenant shall, upon execution of this lease, deposit with Landlord the Security Deposit, as security for the full and faithful performance of each and every term, condition, covenant, and provision of this Lease.

   9.2 If Tenant defaults in any of the terms, conditions, covenants, and provisions of this Lease, including, but not limited to, the payment of Minimum Monthly Rent, additional rent, or other charges, Landlord may, but need not, use, apply, or retain the whole, or any part, of the Security Deposit, not as liquidated damages, but for the payment of any Minimum Monthly Rent, additional rent or charge then due or for any other sum which Landlord may spend, or be required to spend, by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Should Tenant fully and faithfully comply with all of the terms, conditions, covenants, and provisions of this Lease, the Security Deposit, or any balance of the Security Deposit, shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease within thirty (30) days after the Expiration Date and surrender of the Premises by Tenant in full compliance with this Lease. Landlord's rights regarding the Security Deposit are in addition to and do not preclude any other rights, remedies, or recoveries available to Landlord by law or pursuant to this Lease.

   9.3 Tenant agrees that, if Landlord sells or exchanges Landlord's interest in the Premises during the Lease Term, Landlord may pay, transfer, credit or assign the Security Deposit to any subsequent owner and in that event, Tenant does hereby agree to release Landlord from all liability for the return of the Security Deposit. Landlord shall not be required to maintain such funds in a segregated account, but may deposit such funds in any general account of Landlord, provided that such commingling in no way affects Landlord's obligations to Tenant regarding such funds hereunder. Tenant shall not be entitled to any interest on the Security Deposit.


ARTICLE 10. CONSTRUCTION OF THE PREMISES

   10.1 Landlord shall construct Tenant's Leasehold Improvements, as defined in Exhibit B, in accordance with plans and specifications prepared by Landlord's
---------
architect. The respective obligations and covenants of Landlord and Tenant with respect to construction of the Leasehold Improvements, including the division of responsibilities and procedures for design and construction and for payment of costs and expenses, are more specifically set forth in Exhibit B.
                                                       ---------

   10.2 Prior to the Commencement Date, any work performed by Tenant (which Tenant may do only if and to the extent provided for in Exhibit B and in full
                                                        ---------
compliance therewith), or any fixtures or personal property moved onto the Premises (which Tenant may do only with Landlord's prior consent and satisfaction of such requirements as Landlord may impose), shall be at Tenant's own risk and neither Landlord nor Landlord's agents or contractors shall be responsible to Tenant for damage or destruction of Tenant's work or property, including without limitation damage or destruction occasioned by Landlord's own negligence. Tenant shall indemnify, defend and hold Landlord harmless from and against claims, liabilities, losses, damages, expenses, or attorneys' fees incurred or sustained by Landlord as a result of any actions or work by Tenant, and any of Tenant's Permittees in the Premises or elsewhere in the Project prior to the Commencement Date, or with respect to damage or destruction of property of Tenant, Tenant's Permittees and/or of third persons moved on the Premises prior to the Commencement Date at Tenant's request. Tenant hereby releases Landlord from any and all such claims, liabilities, losses, damages, expenses and attorneys' fees.

ARTICLE 11.  ALTERATIONS

   After completion of Landlord's construction obligations under Article 10,
                                                                 ----------
Tenant shall not make or cause to be made any further additions to, or alterations of, the Premises or any part thereof without the prior written consent of Landlord, and subject to compliance with such requirements as Landlord may impose.

ARTICLE 12.  FIXTURES/PERSONAL PROPERTY/SURRENDER OF PREMISES

   12.1 All trade fixtures installed by Tenant and movable furniture that is not permanently affixed to the Premises shall remain the property of Tenant and may be removed by Tenant not later than the Expiration Date or the earlier termination of the Lease Term or Tenant's right to possession, provided that Tenant is not in default hereunder at the time of the proposed removal and there is no Minimum Monthly Rent, additional rent or other charges then due hereunder. Tenant shall promptly repair, at its own expense, any damage resulting from such removal. If Tenant fails to remove its personal property, trade fixtures, and movable furniture upon the Expiration Date or the earlier termination of the Lease Term or Tenant's right to possession, the same shall be deemed abandoned and shall, at the option of Landlord, be removed and disposed of at Tenant's sole cost and expense or shall become the property of Landlord. Notwithstanding the foregoing, at any time during the Lease Term or thereafter Landlord may require Tenant to remove any personal property placed in the Premises by Tenant or by others at Tenant's direction or with Tenant's actual or implied consent, if the same is dangerous, illegal, or actually or potentially an environmental hazard, and repair any damage caused thereby.


                                                              Landlord ______

                                                              Tenant   ______

   12.2 All cabinetry, built-in appliances, wall coverings, floor coverings, window coverings, electrical and plumbing fixtures and conduits, lighting, and other special fixtures that may be placed upon, installed in, or attached to the Premises by Tenant shall, at the Expiraton Date or earlier termination of this Lease for any reason, be the property of Landlord and remain upon and be surrendered with the Premises, without disturbance, molestation, or injury unless designated by Landlord to be removed, in which case Tenant shall, at Tenant's sole cost and expense, remove the same prior to the Expiration Date or earlier termination of the Lease Term and repair any damage caused thereby.

   12.3 At the Expiration Date or upon the earlier termination of the Lease Term or Tenant's right to possession, Tenant shall surrender the Premises in good order and condition, reasonable wear and tear and casualty damage excepted, and shall deliver all keys to Landlord. Tenant shall further surrender to Landlord any Automobile Parking Areas cards issued under Article 6.
                                                         ---------

ARTICLE 13.  LIENS

   Tenant shall keep the Premises, Building, the Land, and the Project free from any liens arising out of work performed, material furnished, or obligations incurred due to Tenant's actions, the actions of Tenant's employees, agents or contractors or the failure of Tenant to comply with any law excluding, however, security interests in Tenant's personal property subordinate to Landlord's lien rights. In the event any such lien does attach against the Premises, Building, or Land, and Tenant does not discharge the lien or post bond (which in form and amount would be sufficient under applicable laws to prevent foreclosure or execution under the lien) within ten (10) days after demand by Landlord, such event shall be a default by Tenant under this Lease and, in addition to Landlord's other rights and remedies, Landlord may take any action necessary to discharge the lien. Tenant shall pay Landlord upon demand all costs or expenses (including reasonable attorney's fees) incurred by Landlord by reason of attachment or discharge of such lien and shall indemnify Landlord against any liability, claims, or losses arising out of attachment of such lien.

ARTICLE 14.  USE OF PREMISES/RULES AND REGULATIONS

   14.1 Without the prior written approval of Landlord, Tenant shall not use the Premises for any use other than for general business office purposes.

   14.2  Tenant agrees to:

     (a) Comply with all statutes, ordinances, rules, regulations, and orders of all municipal, state, and federal authorities now in force or which may hereafter be in force pertaining to the use of the Premises. Tenant shall not use or permit the Premises to be used in whole or in part for any purpose or use in violation of any of the laws, ordinances, regulations, or rules of any public authority at any time applicable thereto;

     (b) Keep the Premises in a neat, sanitary, and orderly condition, free of debris, and shall not deposit or allow others to deposit trash, waste, or debris within Building Common Areas or Project Common Areas except within designated areas;

     (c) Not commit, or allow others to commit, any waste or nuisance in, from or upon the Premises, Building, Building Common Areas, Land, or Project Common Areas;

     (d) Not engage, or allow others to engage, in any activity which will increase the existing premium rate of insurance on the Premises, Building, Building Common Areas, or Project Common Areas or cause a cancellation of any insurance policy or permit to remain in or about any such area any article that may be prohibited by standard form fire insurance policies;

     (e) Not use, or allow others to use, the Premises, Building, Building Common Areas, or Project Common Areas for or carry on or permit any offensive, noisy, or dangerous trade, business, manufacture, or occupation, or any nuisance or anything against public policy, or interfere with the business of or disturb the quiet enjoyment of any other tenant in the Building or Project;

     (f) Not use the exterior of the roof or walls of the Premises or Building for any purpose or allow others to do so;

     (g) Not display anything in any windows unless and until Landlord has consented thereto;

     (h) Not use or allow others to use the Building Common Areas or Project Common Areas for purposes other than the purposes intended for such areas; and

     (i) Faithfully observe and comply (and cause Tenant's permittees to observe and comply) with the Declaration, the Rules and Regulations printed on Exhibit C
                                                                       ---------
to this lease (the "Building Rules and Regulations"), the Parking Rules and Regulations described in Article 6, the Common Areas Rules and Regulations
                         ---------
described in Section 2.1 or put into effect by Landlord or the Association from
             -----------
time to time, and all reasonable and non-discriminatory modifications of and additions thereto.

   14.3 Tenant shall not use, generate, manufacture, store, or dispose of, in, under, or about the Premises, the Building, the Land, or the Project or transport to or from the Premises, the Building, the Land, or the Project, any Hazardous Materials. For purposes of this Lease, "Hazardous Materials" includes, but is not limited to: (i) flammable, explosive, or radioactive materials, hazardous wastes, toxic substances, or related materials; (ii) all substances defined as "hazardous substances," "hazardous materials," "toxic substances," or "hazardous chemical substances or mixtures" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C.


                                                             Landlord ______

                                                             Tenant   ______

(S) 9601, et seq., as amended by Superfund Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1901, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. (S) 8901, et seq.; or the Toxic Substances Control Act, 15 U.S.C. (S) 2601, et seq.; (iii) those substances listed in the United States Department of Transportation Table (49 CFR 172.10 and amendments thereto) or by the Environmental Protection Agency (or any successor agent) as hazardous substances (40 CFR Part 302 and amendments thereto); (iv) any material, waste, or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to (S) 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq
                                                                          -- ---
(33 U.S.C. (S) 1321) or listed pursuant to the Clean Water Act (33 U.S.C. (S)
1317); (E) flammable explosives; or (F) radioactive materials; and (v) all substances defined as "hazardous wastes" in Arizona Revised Statutes (S) 36-35O1
(16).

   14.4 Tenant shall be solely responsible for, and shall indemnify, defend and hold harmless Landlord, its directors, officers, employees, agents, successors, and assigns from and against, any loss, damage, cost, expense, or liability directly or indirectly arising out of or attributable to Tenant's and Tenant's Permittees' use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Materials on, under, or about the Premises, the Building, the Land, or the Project, including without limitation: (a) all foreseeable consequential damages; (b) the costs of any required or necessary repairs, cleanup or detoxification of the Premises, the Building, the Land, or the Project, and the preparation and implementation of any closure, remedial, or other required plans; and (c) all reasonable costs and expenses incurred by Landlord in connection with clauses (a) and (b) of this Section 14.4 including
                                                        ------------
but not limited to reasonable attorneys' fees. Notwithstanding the foregoing, Tenant may use in the Premises those Hazardous Materials which are customarily used for general office purposes (i.e., copier toner, liquid paper, glue, ink, and Landlord approved cleaning solvents).

ARTICLE 15.  RIGHTS RESERVED BY LANDLORD

   In addition to all other rights, Landlord (and the Association and other owners of property within the Project, as applicable) has the following rights, exercisable without notice and without liability to Tenant and without effecting an eviction, constructive or actual, and without giving right to any claim for set off or abatement of rent:

     (a) To decorate and to make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and during the continuance of any of said work to temporarily close doors, entryways, public space, and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the number of floors, the size, dimensions, arrangement, and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other interior Common Facilities or Building Common Areas, so long as the Premises are reasonably accessible;

     (b) To change, rearrange, add to, or subtract from the Building Common Areas or Project Common Areas, provided Tenant shall always have adequate access to the Premises and the parking rights described in Section 1.1 (l)
                                                    -----------  -

     (c) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein;

     (d) To approve the weight, size, and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building;

     (e) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord;

     (f) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after regular working hours;

     (g) To relocate the Premises to another location of substantially equivalent size and location in the Building provided such relocation does not increase the Minimum Monthly Rent or other costs payable by Tenant under this Lease. If Landlord elects to move Tenant, Landlord shall build out or renovate the new location with Leasehold Improvements at the new location substantially equal to Leasehold Improvements constructed or to be constructed on the original Premises pursuant to Exhibit B and Landlord will pay Tenant's reasonable costs
                     ---------
of moving to the new location, including incidental costs such as reprinting stationery and new signage, but Landlord will have no other or additional liability to Tenant with respect to relocation, including, loss of revenues or profits. Reservation of the rights set forth in this Article shall impose no obligation or duty upon Landlord to exercise said rights.

ARTICLE 16.  QUIET ENJOYMENT

   Landlord agrees that upon Tenant's paying the rentals and keeping and performing all of the terms, conditions, covenants, and provisions of this Lease, Landlord will do nothing that will prevent Tenant from peaceably and quietly enjoying, holding, and occupying the Premises during the Lease Term. This covenant shall not extend to any disturbance, act, or condition brought about by any other Tenant or occupant in the Building or Project, the Association or any other party in control of all or any part of the Project outside the Building, and shall be subject to the rights of Landlord set forth in this Lease. Tenant agrees this lease is subordinate to the Declaration and any amendments thereto hereafter


                                                          Landlord ______

                                                          Tenant   ______
imposed upon that property upon which the Building is located, the Building Rules and Regulations described in Section 14.2, the Parking Rules and
                                   ------------
Regulations described in Section 6.3, and the Common Areas Rules and Regulations
                         -----------
described in Section 2.1. This subordination agreement shall be self-operative,
             -----------
however. Tenant agrees to execute and deliver such further instruments necessary to subordinate this Lease to the foregoing matters.


ARTICLE 17.  MAINTENANCE AND REPAIR

    17.1  Subject to Articles 14, 22 and 23 and Tenant's obligations under
                     ----------------------
Sections 17.2 and 17.3 Landlord shall maintain the Premises and Building in
----------------------
good and tenantable condition, and repair, reasonable wear and tear excepted. Tenant waives all rights to make repairs at the expense of Landlord. Landlord's maintenance and repair costs under this Section 17.1 are deemed to be Operating
                                        ------------
Costs. The foregoing notwithstanding, Landlord shall not be liable to Tenant for failure to make repairs as required herein unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence said repairs within fifteen (15) days following receipt of Tenant's written notification, or such lesser period as shall be reasonable in the event of a bona fide emergency. Landlord shall have no obligation to alter, remodel, improve, renovate, decorate, or paint the Premises at any time during the Lease Term except as set forth in Exhibit B.

    17.2 If Landlord would be required to perform any maintenance or make any repairs under Section 17.1 because of: (a) modifications to the roof, walls,
              ------------
foundation, and floor of the Building from that set forth in Landlord's plans and specifications which are required by Tenant's design for improvements, alterations and additions; (b) installation of Tenant's improvements, fixtures, or equipment; (c) a negligent or wrongful act of Tenant or Tenant's Permittees; or, (d) Tenant's failure to perform any of Tenant's obligations under this Lease, Landlord may perform the maintenance or repairs and Tenant shall pay Landlord the cost thereof plus a reasonable amount for Landlord's overhead as additional rent hereunder upon receipt of a statement from Landlord. Landlord's costs under this Section 17.2 shall not be an Operating Cost for purposes of
                 ------------
Article 5.
---------

    17.3  Tenant agrees to:

    (a) Pay Landlord's cost of maintenance and repair, including additional janitorial costs of any Non-Building Standard Improvements and Non-Building Standard materials and finishes, as defined in Exhibit B, and special
                                               ---------
leasehold improvements in excess of or in addition to Building Standard, as defined in Exhibit B. Landlord's costs under this subsection will not be
           ---------
deemed an Operating Cost;

    (b) Repair or replace all ceiling and wall finishes (including painting) and floor or window coverings which require repair or replacement during the Lease Term, at Tenant's sole cost;

    (c) Indemnify and hold Landlord, the Association and owners of other portions of the Project harmless from and against any and all liability, obligations, claims, costs, damages, expenses, or attorneys' fees incurred or sustained as a result of any damage, injury, or destruction of the Premises, Building, Building Common Areas, or Project Common Areas arising from the actions or negligence of Tenant or Tenant's Permittees.

    17.4 Notwithstanding anything in this Lease to the contrary, to the extent the terms and provisions of Articles 20, 21 and/or 22 conflict with, or
                                   -------------------------
are inconsistent with, the terms and provisions of this Article 17, the terms
                                                        ----------
and provisions of Articles 20, 21 and/or 22 shall control and prevail.
                  -------------------------

ARTICLE 18.  UTILITIES AND JANITORIAL SERVICES

    18.1 Landlord agrees to furnish to the Premises during normal business hours on a five (5) day week, nine (9) hour day basis (the "Business Hours"), and subject to the Rules and Regulations of the Building, electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's judgment for normal use and occupation of the Premises and janitorial services for the Premises and Common Areas. Landlord further agrees to furnish hot and cold (or "tempered") water to those areas provided for general use of all tenants in the Building. Landlord will use diligent efforts to provide continuous elevator service for the Building from at least one (1) passenger elevator, but Landlord does not guarantee that all elevators will be operational at all times.

    18.2  As used in this Article 18, "Excess Consumption" means the consumption
                          ----------
of electrical current (including current in excess of 120 volts), water, heat, cooling, or compressed air (if compressed air is furnished by Landlord) in excess of that which would be provided to the Premises were the Premises to be
(i) built out with Building Standard Improvements only; (ii) used as general office space during Business Hours; and (iii) equipped only with typewriters, desk calculators, normal office computer equipment, dictation equipment, and copying machines with power requirements of 30 amperes or less. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including but without limitation thereto, duplicating machines, electronic data processing machines, punch card machines, and machines using electrical current in excess of 110 volts, which will in any way result in Excess Consumption nor connect, except through existing electrical outlets, water pipes, ducts or airpipes (if any) in the Premises, any apparatus or device for the purpose of using electric current, water, heating, cooling, or air. If Tenant shall require electric current, water, heating, cooling, or air which will result in Excess Consumption, Tenant shall first procure the consent of Landlord to the use thereof, and Landlord may cause separate meters to be installed to measure Excess Consumption or establish another basis for determining the amount of Excess Consumption. Tenant agrees to pay as additional rent hereunder for the cost of Excess Consumption at the rate of $5.00 per hour of Excess Consumption, or if Landlord's actual cost shall exceed $5.00 per hour, then Tenant shall pay Landlord's actual cost, plus any additional expense incurred in installing meters or keeping account of the Excess Consumption, at the same time as payment of the Minimum Monthly Rent is made. Tenant further agrees to pay as

                                                           Landlord _______

                                                           Tenant _________
additional rent hereunder Landlord the costs, if any, to upgrade existing mechanical, electrical, plumbing, and air facilities, if required to provide Excess Consumption, upon receipt of a statement therefor. Excess Consumption costs will not be an Operating Cost for purposes of Article 5.
                                                    ---------

    18.3 Landlord shall not be liable for damages nor shall rent or other charges abate in the event of any failure or interruption of any utility or service supplied to the Premises or Building by a regulated utility or municipality, or any failure of a Building system supplying any such service to the Premises (provided Landlord uses diligent efforts to repair or restore the same) and no such failure or interruption shall entitle Tenant to terminate this Lease or be deemed an actual or constructive eviction.


ARTICLE 19.  ENTRY AND INSPECTION

    19.1 Landlord and Landlord's agents shall have the right to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same; performing Landlord's maintenance and repair obligations under this Lease; maintaining or making repairs, alterations, or additions to any other portion of the Building and/or other premises therein, including the erection and maintenance of such scaffolding, canopy, fences and props as may be required; posting notices of nonliability for alterations, additions, or repairs, or of the availability of the Premises for lease or sale; or exhibiting the Premises to potential tenants and purchasers. Tenant shall permit Landlord, at any time within one hundred fifty (150) days prior to the Expiration Date, to place upon the Premises any usual or ordinary "For Lease" signs.

    19.2 If Tenant shall not be personally present to open and permit an entry into the Premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may use a master key to enter, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease, Landlord shall be permitted to take any action under this Article without causing any abatement of rent or liability to Tenant for any loss of occupation or quiet enjoyment of the Premises, nor shall such action by Landlord be deemed an actual or constructive eviction.


ARTICLE 20. ACCEPTANCE OF THE PREMISES/LIABILITY INSURANCE/INDEMNIFICATION OF LANDLORD

    20.1 All merchandise, furniture, and other personal property and fixtures belonging to Tenant and all persons claiming by or through Tenant shall be-placed and remain on the Premises at Tenant's sole risk. Tenant hereby waives all claims against Landlord for loss, injury, or damage to all persons claiming or entering by, through or under Tenant while they are in or immediately about the Premises, and any and all such claims for loss, injury or damage to property on the Premises or the Common Areas form theft, fire, water, gas, or otherwise, including without limitation sprinkler leakage or bursting pipes. Subject to Exhibit B, Tenant accepts the Premises "as is" and Landlord makes no warranty as
---------
to the condition of the Premises.

    20.2 Tenant hereby agrees to indemnify, defend, and hold Landlord and any property manager and/or lender of Landlord harmless against all Claims (as defined below) arising from: Tenant's possession, use, maintenance, and repair of the Premises or use of the Common Areas; any act or omission of Tenant or Tenant's Permittees; any default of Tenant under this Lease; or other acts or omissions which result in personal injury, loss of life, or property damage sustained in and about the Premises.

    20.3 Upon taking possession of the Premises and thereafter during the Lease Term, the Tenant shall, at Tenant's sole cost and expense, maintain in effect at all times during the Lease Term insurance coverage with limits not less than those set forth below with insurers meeting the requirements set forth in
Section 20.4:
------------

    (a) Worker's Compensation Insurance, minimum limit as defined by the Worker's Compensation and Occupational Disease Laws of the State of Arizona and other applicable laws, and as may be amended from time to time.

    (b)  Employer's Liability Insurance, minimum limit $3,000,000.

    (c) Commercial General Liability, Bodily Injury/Property Damage Insurance, minimum combined single limit $5,000,000. This insurance policy shall include the following coverages:

         (1)  Premises/Operations.
         (2)  Independent Contractors.
         (3) Broad Form Contractual in support of the indemnification obligations of Tenant under this Lease.
         (4)  Bodily and Personal Injury Liability.
         (5)  Products/Completed Operations.

    (d) Owned, hired and non-owned Automobile Liability Insurance, minimum limit $3,000,000.

    All such policies shall include a waiver of subrogation in favor of Landlord and shall name Landlord and such other party or parties as Landlord may require as additional insurance. All such policies of insurance may be carried under a blanket policy. This insurance will be primary, with any insurance maintained by Landlord to be considered "excess" for the protection of Landlord.

    20.4 Tenant's insurance shall be maintained with an insurance company qualified to do business in the State of Arizona and having a current A.M. Best manual rating of at least A-X or better. Tenant's insurance policies will contain endorsements stating that the insurance shall not be cancelled nor shall the carrier fail to renew or materially change the policy without first giving thirty (30) days written notice to Landlord. Before entry into the Premises and before expiration of any policy, evidence of these coverages represented by Certificates of Insurance issued

                                                               Landlord ________

                                                               Tenant __________
by the insurance carrier must be furnished to Landlord, and Tenant must provide Landlord with evidence that the applicable premiums or renewal premiums have been paid. Certificates of Insurance should specify the additional insured status mentioned above, as well as the waiver of subrogation, and that such insurance is primary, and any insurance by Landlord is excess. The Certificate of Insurance shall state that Landlord will be notified in writing thirty (30) days before cancellation, material change, or renewal of insurance. If Tenant fails to timely perform any of the foregoing obligations, Landlord may do so on behalf of Tenant without notice to Tenant and Tenant shall pay to Landlord the premium for this insurance within ten (10) days of demand by Landlord plus interest at the Delinquency Interest Rate as additional rent hereunder.

    20.5 During the entire Lease Term, Landlord agrees to maintain public liability insurance in such forms and amounts as Landlord shall determine, or elect to self-insure the same. Landlord's cost of insurance shall be an Operating Cost under Article 5.
                     ---------

    20.6 Landlord shall not be responsible or liable to Tenant for any Claims for loss or damage caused by the acts or omissions of any persons occupying any space elsewhere in the Building or Project, the Association, or any other party in control of all or any part of the Project outside the Building.

    20.7 As used in this Article, "Claims" means any claim, suit, proceeding, action, cause of action, damages, liability, responsibility, demand, judgment and execution, and attorneys' fees and costs related thereto or arising therefrom.


ARTICLE 21.  PROPERTY AND CASUALTY INSURANCE

    21.1 Tenant shall maintain fire and full extended coverage insurance ("all risk") (full replacement value) with business interruption and extra expense endorsements, on merchandise, personal property, equipment, and trade fixtures owned or used by Tenant and other property which Tenant may remove on the Expiration Date. Tenant shall not maintain insurance on any structural portion of the Premises, roof, demising or interior walls, or floors. In the event of violation of this obligation, Tenant agrees all proceeds of Tenant's insurance policies, except proceeds related to Tenant's personal property or improvements supplied by Tenant, will be held in trust for the benefit of Landlord.

    21.2 Landlord shall maintain fire and full extended coverage insurance ("all risk") including vandalism and malicious mischief, sprinkler leakage damage, and flood and boiler and machinery endorsements throughout the Lease Term on the Building (excluding Tenant's trade fixtures and personal property) and may name the holder of any mortgage or deed of trust and any ground lessor as additional insured. Landlord may elect to self-insure any portion of the required insurance. At Landlord's option, the policy of insurance may include a business interruption insurance endorsement for loss of rents. The cost of the insurance obtained under this Section 21.2 shall be an Operating Cost under
                              ------------
Article 5 of this Lease. If, however, during the Lease Term premiums for fire
---------
and extended coverage insurance are or may be calculated by rating the premises of individual tenants within the Building and it is determined that the rate for the Premises, due to Tenant's special fixtures, Non-Building Standard Improvements, business or otherwise, is in excess of the rate attributable to the premises having the lowest rate, Tenant agrees to pay Landlord the difference between the premium attributable to the Premises and that premium which would be attributable to the Premises were the Premises rated at the lowest rate. If the Building is rated as a whole and it is determined that the premium, due to Tenant's special fixtures, Non-Building Standard Improvements or business, is in excess of the premium which would have been charged, but for Tenant's fixtures, improvements, or business, Tenant agrees to pay Landlord such excess. Tenant shall have no rights in said policy procured by Landlord under this Section 21.1 and shall not be entitled to be named as insured thereunder.
     ------------

    21.3 Subject to the following provisions, Tenant hereby waives any right of recovery from Landlord and Landlord's partners, agents, officers, directors, and employees, and Landlord hereby waives any right of recovery from Tenant and Tenant's Permittees, for any loss or damage (including consequential loss) resulting from any of the perils required to be insured against by either's fire and extended coverage policy. The parties shall give their respective insurance carriers notice of this waiver and shall secure an endorsement from each carrier to the effect that the waivers given under this Section 21.3 shall not adversely
                                                ------------
affect or impair the policies of insurance or prejudice the right of the named insured on the policy to recover thereunder. A waiver given under this Section
                                                                       -------
21.3 shall apply only to losses occurring during the time that such an
----
endorsement is in effect and to the extent it applies.


ARTICLE 22.  DAMAGE AND DESTRUCTION OF PREMISES

    22.1 In the event of (a) fire or other casualty damage to the Premises or the Building during the Lease Term which requires repairs to either the Premises or the Building, or (b) the Premises or Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation, which declaration requires repairs to either the Premises or the Building, Landlord shall commence to make said repairs within sixty (60) days of written notice by Tenant of the necessity therefor and diligently proceed therewith to completion, except as provided in Section 22.2.
                                                                  ------------
The Minimum Monthly Rent shall be proportionately reduced while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises. Landlord shall have no obligation to repair, restore, or replace Tenant's trade fixtures or other personal property and Tenant shall be solely responsible therefor. Further, Landlord shall not be obligated to make repairs to the extent that the cost thereof exceeds the insurance proceeds available to Landlord or to the extent such repairs would exceed Building Standard as defined in Exhibit B.
                                                                 ---------

    22.2 Landlord's obligation to repair the Premises shall, however, be subject to the following provisions of this Section 22.2. If (a) during the
                                            ------------
last year of the Lease Term the Premises or the Building is damaged as a result of fire or any other insured casualty, or (b) the Premises are damaged to the extent of twenty~five percent (25%) or more of replacement value, or (c) the Premises or the Building is damaged or destroyed as a result of a casualty not insured against, or (d) the Building shall be damaged or destroyed by fire or other cause to the extent of twenty percent (20%) or more of the Building's replacement value, then Landlord shall have the right, to be exercised by notice in writing to Tenant

                                                               Landlord ________

                                                               Tenant __________
given within ninety (90) days from said occurrence, to cancel and terminate this Lease. Upon notice to Tenant the Lease Term shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. If Landlord elects to terminate this Lease under this Section, all rents shall be prorated as of the date of damage or destruction and Landlord shall be released from liability or obligation to Tenant. If Landlord, however, elects to make said repairs, and provided Landlord uses due diligence in making said repairs, this Lease shall continue in full force and effect and the Minimum Monthly Rent shall be proportionately reduced as provided in Section 22.1.
               ------------

    22.3 with respect to any destruction (including any destruction necessary in order to make repairs) which Landlord is obligated to repair or may elect to repair under the terms of this Article, Tenant waives any statutory or other right Tenant may have to cancel this Lease as a result of such destruction and no such destruction shall annul or void this Lease. The provisions of this Article shall supersede the obligations of Landlord to make repairs under
Section 17.1 of the Lease.
------------

    22.4 Unless the Lease is terminated under this Article, upon substantial completion of Landlord's restoration obligations, the Minimum Monthly Rent shall be restored to the amounts which would have been in effect but for the damage or destruction.

    22.5  Notwithstanding the provisions of this Article 22, if the Premises or
                                                 ----------
any other portion of the Building are damaged by fire or other casualty resulting from the negligent act or omission or willful misconduct of Tenant or any of Tenant's Permittees, Minimum Monthly Rent shall not be reduced during the repair of the damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Premises or the Building caused thereby to the extent that cost and expense is not covered by insurance proceeds.


ARTICLE 23.  EMINENT DOMAIN

    As used in this Article, "Taking" means a taking of or damage to the Premises or Building or any part thereof by exercise of the power of eminent domain, condemnation or sale under the threat of or in lieu of eminent domain or condemnation. If the whole of the Building or the whole of the Premises shall be acquired by the Taking, or if the whole of the Automobile Parking Area is acquired by a Taking, then this Lease shall terminate as of the date of taking of possession by the Taking authority. If more than ten percent (10%) of the value of the Building is acquired by a Taking, whether or not any portion of the Premises is so taken, Landlord shall have the right to terminate this Lease as of the date of the Taking of possession by giving Tenant ninety (90) days written notice of Landlord's intent to terminate this Lease. If more than twenty-five percent (25%) of the value of the Premises is acquired in a Taking, either Landlord or Tenant may terminate this Lease upon notice to the other within ninety (90) days prior to the effective date of such Taking. If less than twenty~five percent (25%) of the value of the Premises is acquired in a Taking and the award required is sufficient to restore the Premises, subject to Landlord's right to terminate this Lease in this Article 23, Landlord shall
                                                 ----------
promptly restore the Premises to a condition comparable to its condition at the time of such condemnation less the portion acquired in the Taking, this Lease shall continue in full force and effect with respect to that part not acquired, and the Minimum Monthly Rent shall be reduced in the proportion that the Rentable Square Footage of the Premises after the taking bears to the Rentable Square Footage before the Taking. The Taking of a part of the Automobile Parking Areas shall not affect this Lease so long as Landlord can provide the parking spaces described in Section 1.1(1), if any, and reasonable visitor parking
                    --------------
within the previously existing and/or substitute Automobile Parking Area. In the event of a Taking as hereinbefore provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for diminution in value or loss of the leasehold, reversion or fee, and Landlord is entitled to receive the full amount of such award. Tenant expressly waives any right or claim to all or part of any condemnation award or compensation thereof. Tenant shall have no claim against Landlord or the Taking authority for the value of the unexpired Lease Term if the Lease is terminated under this Article. Although all damages in the event of any condemnation belong to the Landlord, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any damage to Tenant's business by reason of the condemnation and for moving or relocation expenses. If this Lease is totally or partially terminated under this Article, all rents shall be prorated as of the date of Taking including refunds for amounts paid in advance by Tenant.


ARTICLE 24.  ASSIGNMENT AND SUBLETTING

    24.1 Tenant agrees not to transfer or assign this Lease, or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, including spaces in the Automobile Parking Area, or permit any other person or party to use or occupy any portion of the Premises, either directly or indirectly, by operation of law, merger, consolidation or otherwise, without Landlord's prior written consent. In the event Tenant desires to transfer or assign this Lease or any interest therein or to sublet the Premises or any portion thereof, Tenant shall, by notice in writing, advise Landlord of Tenant's intention, from, on and after a stated date (which shall not be less than thirty (30) days after the date of Tenant's notice), to transfer or assign this Lease or to sublet any portion of the Premises for the balance or any portion of the Lease Term. Tenant's notice shall include all the terms of the proposed transfer, assignment or sublease and shall state the consideration therefor. In such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Landlord's notice. If this Lease is canceled with respect to less than the entire Premises, the Minimum Monthly Rent shall be equitably adjusted by Landlord with due consideration of the size, location, type, and quality of the portion of the Premises so remaining after the "recapture", and this Lease, as so amended, shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's notice with respect to any such space, shall not exercise its right to recapture such space, Landlord will not unreasonably withhold its consent to Tenant's assignment of the Lease or subletting such apace to the party identified in Tenant's notice. Any assignment or subletting hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue to be fully liable thereunder. Consent by Landlord to one assignment, subletting, occupation, or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting,

                                                                Landlord _______

                                                                Tenant _________
occupation, or use by another person. Any attempted transfer, assignment, or subletting without the prior written consent of Landlord shall be void. Tenant shall pay Landlord a processing fee of Seven Hundred and Fifty Dollars ($750.00) and Landlord's reasonable legal fees incurred in connection with the processing of any documents necessary to give consent under this Article 24. If Tenant is a
                                                      ----------
corporation, an unincorporated association, a partnership or a limited liability company, unless listed on a national stock exchange, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, partnership or limited liability company in the aggregate in excess of fifty percent (50%) shall be deemed an assignment of this Lease. If there is any change in the ownership of a Tenant which is a corporation, partnership, limited liability company, trust, or other entity (excluding corporations whose stock is publicly traded on any United States stock exchange), then within ten (10) days after the effective date thereof Tenant shall provide notice and a full description thereof to Landlord, and shall provide such documents or other materials as Landlord may reasonably request to confirm the then current ownership of Tenant.

     24.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases.

ARTICLE 25.  SALE OF PREMISES BY LANDLORD

     In the event of any sale of the Building or the property upon which the Building is located or any assignment of this Lease by Landlord (or a successor in title), if the assignee or purchaser assumes the obligations of Landlord herein in writing, Landlord (or such successor) shall automatically be entirely freed and relieved of all liability under any and all of Landlord's covenants and obligations contained in or derived from this Lease or arising out of any act, occurrence, or omission occurring after such sale or assignment; and the assignee or purchaser shall be deemed, without any further agreement between the parties, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease, and shall be substituted as Landlord for all purposes from and after the sale or assignment.

ARTICLE 26.  SUBORDINATION/ATTORNMENT/MODIFICATION/ASSIGNMENT

     Tenant's interest under this Lease is subordinate to all terms of and all liens and interests arising under any ground lease, deed of trust, or mortgage now or hereafter placed on the Landlord's interest in the Premises, the Building, or the Land. Tenant agrees to reasonable amendments to this Lease as may be required by a lender who proposes to fund construction or permanent financing provided the amendment does not increase Tenant's monetary obligations under this Lease. Tenant further consents to an assignment of Landlord's interest in this Lease to Landlord's lender as required under such financing. If the Premises or the Building is sold as a result of a default under the mortgage, or pursuant to a transfer in lieu of foreclosure, or a ground lease is terminated because of the default of the lessee under such ground lease, Tenant shall, at the mortgagee's, purchaser's or ground lessor's sole election, attorn to the mortgage, purchaser or ground lessor, and if so requested, enter into a new lease for the remainder of the Lease Term. This Article is self-operative; however, Tenant agrees to execute and deliver, if Landlord or any mortgagee, purchaser, or ground lessor should so request, such further instruments necessary to subordinate this Lease to a lien of any mortgage, deed of trust, or ground lease, to acknowledge the consent to assignment and to affirm the attornment provisions set forth herein.

ARTICLE 27.  LANDLORD'S DEFAULT AND RIGHT TO CURE

     In the event of breach, default or noncompliance hereunder by Landlord, Tenant agrees, before exercising any right or remedy available to it under the Lease, to give Landlord written notice of the claimed breach, default, or noncompliance. If prior to its giving such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of a lender which has furnished financing that is secured by realty mortgage or deed of trust on the Premises or the Building or of a ground lessor, concurrently with giving the notice to Landlord, Tenant agrees to also give notice by registered mail to such lender and/or ground lessor. For the thirty
(30) days following such notice (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be remedied within thirty (30) days), Landlord shall have the right to cure the breach, default or noncompliance involved. If Landlord has failed to cure a default within said period, any such lender and/or ground lessor shall have an additional thirty (30) days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such thirty (30) day period said lender and/or ground lessor has commenced and is diligently pursuing the actions or remedies necessary to cure the breach, default or noncompliance involved (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument or ground lease, if necessary to effect such cure), in which event Tenant shall not be entitled to exercise any right or remedy available to it under the Lease so long as such actions or remedies are being diligently pursued by said lender and/or ground lessor. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to an injunction and/or damages limited to the amount of Minimum Monthly Rent paid during such period of default. If Tenant fails to give notice to Landlord and any lender and/or ground lessor of a default within six (6) months of the occurrence of the events pursuant to which the default arises or would occur with notice as provided above, thereafter Tenant shall have no right to deem the same a default hereunder.

ARTICLE 28.  ESTOPPEL CERTIFICATES

     Tenant agrees at any time and from time to time upon request by Landlord, to execute, acknowledge and deliver to Landlord within five (5) calendar days of demand by Landlord a written estoppel certificate certifying the veracity of and affirming any or all of the following information as of the date of the execution of such estoppel certificate:

                                                             Landlord __________

                                                             Tenant   __________

    (a) That Tenant executed and exchanged the Lease with Landlord dated [insert date, of lease] (a copy of the Lease along with any amendments and/or modifications may be required as an exhibit to the estoppel certificate) covering the Premises, as shown crosshatched on the plan annexed hereto as Exhibit A in the Building located at [insert address of building].

    (b)  That the Lease, consisting of [insert no.] pages, plus Exhibits [insert
                                                                ----------------
reference letters] (insert no. pages), is in full force and effect and has
-----------------
not been modified, changed, altered or amended in any respect; or if it has been modified or amended, Tenant shall certify as true the terms, dates and numbers of pages of each of such modifications or amendments.

    (c) That the Lease Term commenced on [insert date of commencement of lease], that the rent commencement date, if different from the Commencement Date, is [insert date of rent commencement], and that the Lease Term shall expire on [insert expiration date of lease].

    (d) Whether Tenant has any option(s) to renew or extend the Lease Term. If Tenant has any such option(s), Tenant shall certify as true the terms of such option(s) and whether any option has been exercised.

    (e) Whether Tenant has any option(s), right(s) of first refusal, or right(s) of first offer to expand the Premises or to purchase the Building. If Tenant has such option(s) or right(s), Tenant must certify as true the terms of such option(s) or right(s) and whether any such option or right has been exercised.

    (f) Whether Tenant has accepted and is now in full possession of the Premises and is paying full rent under the Lease; or, if Tenant is not in full possession, whether Tenant has assigned the Lease, sublet all or any portion of the Premises, or otherwise transferred any interest in the Lease or the Premises. Tenant agrees to provide a copy of such assignment, sublease or transfer upon request.

    (g) Whether Tenant has received any notice(s) of prior sale, transfer or assignment, hypothecation or pledge of the Lease or of the rents payable thereunder.

    (h) The current Minimum Monthly Rent payable under the Lease, the current additional rent, and the date to which the Minimum Monthly Rent and all additional rent and other charges required to be paid under this Lease have been paid.

    (i) That no Minimum Monthly Rent or additional rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

    (j)  The Base Year for pass-throughs of Operating Costs.

    (k)  The amount of Security Deposit paid to Landlord.

    (1)  The total Usable Square Feet and Rentable Square Feet of the Premises.

    (m) Whether Tenant is currently receiving any rental concessions, rebates or abatements, and, if so, the terms of such concession, rebate or abatement, including, without limitation, the date when this concession, rebate or abatement shall expire. Tenant will also confirm whether it is entitled to any future rent concessions, rebates or abatements under the Lease; and, if so, the terms of the future concessions, rebates or abatements.

    (n) That all alterations, improvements, additions, build-outs or construction required to be performed under the Lease have been completed in accordance with the plans and specifications in the Building Standard Workletter attached to Lease as Exhibit B.

    (o) The status of any work being performed in the Premises and if there are any unpaid bills for work performed by any contractors or service people.

    (p) That there are no alterations, improvements or fixtures that Tenant has the right to remove from the Premises except for Tenant's personal property and trade fixtures.

    (q) That there are no defaults existing under the Lease by Landlord and no circumstances currently exist that would constitute a default solely upon the service of notice or the passage of time, and there is no existing basis for Tenant to cancel the Lease or to exercise any other remedies available to it by virtue of a default by Landlord.

    (r) That there are no defaults existing under the Lease by Tenant and no circumstances currently exist that would constitute a default solely upon the service of notice or the passage of time, and there is not existing basis for Landlord to cancel the Lease or to exercise any other remedies available to it by virtue of a default by Tenant.

    (s) That there are currently no valid defenses, counterclaims, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms or conditions of the Lease.

    (t) That no Hazardous Materials, as defined in Section 14.3 of the Lease, have been generated, treated, stored or disposed of in the Premises by Tenant or, to the best of Tenant's knowledge, by any third party.



                                                                Landlord _______

                                                                Tenant ________

    (u) That there has been no material adverse change in Tenant's financial condition between the date of the execution of the Lease and the date hereof.

    (v) That there are currently no bankruptcy or reorganization actions, whether voluntary or involuntary, pending against Tenant under the Bankruptcy Laws of the United States or any state thereof.

    (w)  Either or both of the following:

         (i) That any disputes with Landlord giving rise to claims against Landlord are claims under the Lease only and are subordinate to the rights of the holder of any superior mortgage or ground lease and shall be subject to all of the terms, conditions and provisions thereof; and any such claims are not offsets to or defenses against enforcement of the Lease.

         (ii) That any disputes with Landlord giving rise to claims against Landlord are claims under the Lease only and are subordinate to the rights of any purchaser pursuant to any contract of sale; and any such claims are not offsets to or defenses against enforcement of the Lease.

    (x) That any claims pertaining to matters currently in existence which are known to, or which are readily ascertainable by, Tenant shall be enforced solely by money judgment and/or specific performance against Landlord named in the Lease and may not be enforced as an offset to or defense against enforcement of this Lease.

    (y)  Either or both of the following:

         (i) Tenant acknowledges that Landlord has informed Tenant that Landlord has entered into a contract to sell the Building to a purchaser and that no modification, revision or cancellation of the written Lease or amendments thereto shall be effective unless a written consent thereto of the purchaser is first obtained.

         (ii) That Tenant acknowledges Landlord has informed Tenant that an assignment of Landlord's interest in the Lease has been, or will be, made to a mortgagee; and that no modification, revision or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereof of such mortgagee is first obtained.

    (z) That Tenant acknowledges that the estoppel certificate is made to induce a purchaser to consummate a purchase of the Building and/or to induce mortgagee to make and maintain a mortgage loan secured by the Building, as the case may be, knowing that said purchaser and/or mortgagee as applicable, shall rely upon the truth of the estoppel certificate in making and/or maintaining such purchase and/or mortgage as applicable.

    (aa) That the person signing the estoppel certificate on behalf of Tenant is a duly authorized agent of Tenant.

    (bb) Any other information as may be requested by Landlord with respect to the provisions of this Lease or the tenancy created by this Lease.

ARTICLE 29.  TENANT'S DEFAULT AND LANDLORD'S REMEDIES

    29.1  The following shall constitute a default by Tenant under this Lease:
(a) if Tenant fails to pay any installment of the Minimum Monthly Rent or additional rent herein provided or any other sum required by this Lease to be paid to Landlord, or any part thereof, within ten (10) days of the time or in the manner provided; or (b) if Tenant fails to perform any other covenants or obligations to be performed by Tenant under this Lease and such failure shall continue for ten (10) days after notice thereof from Landlord to Tenant; or (c) if a petition or proceeding under the Federal Bankruptcy Act or any other applicable state or federal law relating to bankruptcy or reorganization or other relief for debtors is filed or commenced by or against Tenant or any guarantor of this Lease, and if against Tenant, said proceedings shall not be dismissed within ten (10) days following commencement thereof; or (d) if Tenant or any guarantor of this Lease is adjudged insolvent, makes an assignment for the benefit of its creditors or enters into an arrangement with its creditors; or (e) if a writ of attachment or execution is levied on the leasehold estate hereby created and is not released or satisfied within ten (10) days thereafter; or (f) if a receiver is appointed in any proceeding or action to which Tenant is a party with authority to take possession or control of the Premises or the business conducted thereon by Tenant or the property of any guarantor of this Lease and such receiver is not discharged within a period of ten (10) days after his appointment; or (g) if Tenant abandons or vacates the Premises (abandonment shall be presumed if the Premises are not occupied by at least two (2) employees of Tenant four (4) days a week, six (6) hours a day).

    29.2  Upon a default of Tenant as defined in Section 29.1, Landlord or
                                                 ------------
Landlord's agents and employees shall have the right and option to:

    (a) Prosecute and maintain an action or actions, as often as Landlord deems advisable, for collection of Minimum Monthly Rent, additional rent, other charges, and damages as the same accrue, without entering into possession and without terminating this Lease. No judgment obtained shall constitute a merger or otherwise bar prosecution of subsequent actions for Minimum Monthly Rent, additional rent, other charges, and damages as they accrue.

    (b) Immediately or at any time thereafter reenter and take possession of the Premises and remove Tenant or Tenant's Permittees and any or all of their property from the Premises. Reentry and removal may be effected by summary proceedings or any other action or proceedings at law, by force or otherwise. Landlord shall not be liable in any way in connection with any action taken under this paragraph.

                                                               Landlord ________

                                                               Tenant __________

No action taken, commenced, or prosecuted by Landlord, no execution on any judgment and no act or forbearance on the part of Landlord in taking or accepting possession of the Premises shall be construed as an election to terminate this Lease unless Landlord expressly exercises this option under
Section 29.2(c). Upon taking possession of the Premises Landlord may from time
---------------
to time, without termination of this Lease, relet the Premises or any part thereof as agent for Tenant for such rental terms and conditions (which may be for a term extending beyond the Lease Term and/or at a higher rental rate) as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to said Premises required for reletting. The rents received by Landlord from such reletting shall be applied first to the payment of any costs of reletting and second to the payment of rent and other charges due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent and other charges as the same may become due and payable hereunder. If the rents received from such reletting during any month are insufficient to reimburse Landlord for any costs of reletting or rent and other charges due and payable hereunder, Tenant shall pay any deficiency to Landlord as additional rent hereunder. Such deficiency shall be calculated and paid monthly as additional rent hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

    (c) Elect to terminate this Lease by written notice to Tenant. In the event of such termination, Tenant shall immediately surrender possession of the Premises. If Tenant fails or refuses to surrender the Premises, Landlord may take possession in accordance with Section 29.2(b). Should Landlord
                                   ---------------
terminate this Lease, Tenant shall have no further interest in this Lease or in the Premises. In addition, whether or not this Lease is terminated, Tenant agrees to pay Landlord as additional rent all damages Landlord may incur by reason of Tenant's default, including without limitation (1) the cost of repairs, alterations, redecorating, leasing commissions, tenant improvement allowances, rental concessions and Landlord's other expenses incurred in reletting the Premises to a view tenant, as well as to reimburse Landlord for the amount of all of said expenses in originally procuring Tenant for occupancy of the Premises, and (2) the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the Lease Term over the then reasonable rental value of the Premises for the remainder of the Lease Term, all of which amounts shall be immediately due and payable at Landlord's election from Tenant to Landlord.

    (d) Obtain the appointment of a receiver in any court of competent jurisdiction, and the receiver may take possession of any personal property belonging to Tenant and used in the conduct of the business of Tenant being carried on in the Premises. Tenant agrees that the entry upon the Premises or possession of said personal property by said receiver shall not constitute an eviction of Tenant from the Premises or any portion thereof, and Tenant agrees to hold the Landlord safe and harmless from any claim of any character by any person arising out of or in any way connected with the entry by said receiver in taking possession of the Premises or said personal property.

    29.3 No act or conduct of the Landlord, whether consisting of reentry, taking possession, or reletting the Premises or obtaining appointment of a receiver or accepting the keys to the Premises, or otherwise, prior to the expiration of the Lease Term shall be deemed to be or constitute an acceptance of the surrender of the Premises by the Landlord or an election to terminate this Lease unless Landlord exercises its election under Section 29.2(c) of this
                                                        --------------
Lease. Such acceptance or election by Landlord shall only be effected, and must be evidenced, by written acknowledgement of acceptance of surrender or notice of election to terminate signed by Landlord.

    29.4 Tenant agrees that in the event it is due to render performance in accordance with any term, condition, covenant, or provision of this Lease and it fails to render such performance within ten (10) days after written notification from Landlord that such performance is past due, in accordance with the notice provision hereof or immediately if required for protection of the Premises, in addition to all of Landlord's other rights and remedies, Landlord shall have the right, but not the obligation, to render such performance and to charge all costs and expense incurred in connection therewith to Tenant. All amounts so charged together with interest thereon at the Delinquency Interest Rate shall be considered additional rent and shall be due and payable immediately to Landlord within ten (10) days after presentment of a statement to Tenant indicating the amount and nature of such cost or expense.

    29.5 No remedy herein conferred upon Landlord shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Landlord may exercise its remedies in any order or combination selected by Landlord in its sole discretion. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein.


ARTICLE 30.  TENANT'S RECOURSE

    Anything in this Lease to the contrary notwithstanding, Tenant agrees to look solely to the estate and property of Landlord in the Land and the Building, subject to prior rights of any mortgagee of the Land and Building or any part thereof, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord under this Lease. Tenant agrees that it is prohibited from using any other procedures for the satisfaction of Tenants' remedies. Neither Landlord nor any partner thereof nor any of their respective officers, directors, employees, heirs, successors, or assigns, shall have any personal liability of any kind or nature, directly or indirectly, under or in connection with this Lease.


ARTICLE 31.  HOLDING OVER

    If Tenant holds over after the Expiration Date, or any extension thereof, with the consent of Landlord, Tenant shall become a tenant on a month-to-month basis at a Minimum Monthly Rent equal to one and one-half times the Minimum Monthly Rent payable immediately prior to the Expiration Date, which rental shall be payable in advance on the first day of such holdover period and on the first day of each month thereafter, upon all the terms, covenants and conditions herein specified. If Tenant holds over without the consent of Landlord, Tenant shall be a tenant at

                                                               Landlord ________

                                                               Tenant __________
sufferance, the Minimum Monthly Rent shall be two times the sum of (i) the Minimum Monthly Rent payable immediately prior to the Expiration Date, plus,
(ii) any amounts due under Article 5, and the other provisions of the preceding
                           ---------
sentence will apply. Tenant shall further indemnify and hold Landlord harmless from any and all liability, obligations, claims, losses, expenses, or attorneys' fees incurred by Landlord as a result of any unauthorized holdover by Tenant or any other failure of Tenant to deliver the Premises when and as required by this Lease.


ARTICLE 32.  GENERAL PROVISIONS

    32.1 This Lease is construed in accordance with the laws of the State of Arizona, and venue for resolution of any dispute arising under this Lease lies exclusively in Maricopa County, Arizona. Each party waives the right to a jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising under this Lease.

    32.2 If Tenant is composed of more than one person or entity, then the obligations of such entities or parties are joint and several.

    32.3 If any term, condition, covenant, or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, conditions, covenants, and provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

    32.4 The various headings and numbers herein and the grouping of the provisions of this Lease into separate articles and sections are for the purpose of convenience only and are not to be considered a part hereof.

    32.5 Time is of the essence of this Lease. All references in this Lease to "days" shall mean calendar days unless specifically modified herein to be "business" days.

    32.6 Neither Landlord nor Tenant shall record this Lease. In addition, neither party shall record a short form memorandum of this Lease without the prior written consent (and signature on the memorandum) of the other, and provided that prior to recordation Tenant executes and delivers to Landlord, in recordable form, a property acknowledged quitclaim deed or other instrument extinguishing all of the Tenant's rights and interest in and to the Land, Building and Premises, and designating Landlord as the transferee, which deed or other instrument shall be held by Landlord and may be recorded by Landlord once the Lease terminates or expires (but not prior thereto). If such short form memorandum is recorded in accordance with the foregoing, the party requesting the recording shall pay for all costs of or related to such recording, including, but not limited to, recording charges.

    32.7 In the event either party initiates legal proceedings or retains an attorney to enforce, protect or establish any right or obligation under this Lease or to obtain relief for the breach of any covenant hereof, the party ultimately prevailing in such proceedings or the non-defaulting party shall be entitled to recover all costs and reasonable attorneys' fees, and in the event of legal proceedings the same shall be determined by the court and not by a jury and shall be included in any judgment or award obtained. In addition, Landlord shall be entitled to all attorneys' fees and all other costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced, and such fees and costs shall constitute additional rent under this Lease and shall be due and payable with Tenant's succeeding installment of Minimum Monthly Rent. If Landlord is involuntarily made a party defendant to any litigation concerning this Lease or the Premises by reason of any act or omission of Tenant, Tenant shall indemnify and hold Landlord harmless from all liability by reason thereof, including Landlord's reasonable costs and attorneys' fees.

    32.8 This Lease, and any Exhibit or Addendum attached hereto, set forth all the terms, conditions, covenants, provisions, promises, agreements, and undertakings, either oral or written, between the Landlord and Tenant. No subsequent alteration, amendment, change, or addition to this Lease is binding upon Landlord or Tenant unless reduced to writing and signed by both parties. If a term, condition, covenant, or provision of the Addendum and this Lease are in conflict, the terms, conditions, covenants, and provisions of the Addendum govern.

    32.9  Subject to Article 24, the covenants herein contained shall apply to
                     ----------
and bind the heirs, successors, executors, personal representatives, legal representatives, administrators, and assigns of all the parties hereto.

    32.10 No term, condition, covenant, or provision of this Lease shall be waived except by written waiver of Landlord, and the forbearance or indulgence by Landlord in any regard whatsoever shall not constitute a waiver of the term, condition, covenant, or provision to be performed by Tenant to which the same shall apply, and until complete performance by Tenant of such term, condition, covenant, or provision, Landlord shall be entitled to invoke any remedy available under this Lease or by law despite such forbearance or indulgence. The waiver by Landlord of any breach or term, condition, covenant, or provision hereof shall apply to and be limited to the specific instance involved and shall not be deemed to apply to any other instance or to any subsequent breach of the same or any other term, condition, covenant, or provision hereof. Acceptance of rent by Landlord during a period in which Tenant is in default in any respect other than payment of rent shall not be deemed a waiver of the other default. Any payment made in arrears shall be credited to the oldest amount outstanding and no contrary application will waive this right.

    32.11 The use of a singular term in this Lease shall include the plural and the use of the masculine, feminine, or neuter genders shall include all others.

    32.12 Within thirty (30) days of receipt of a request from Landlord (which shall not occur more frequently than annually), Tenant shall provide reasonably detailed financial statements for Tenant, any parent entities of Tenant and any guarantors of this Lease, for the most recent fiscal or calendar year, which shall be audited or accountant prepared, and in any event shall be certified to be true and correct by Tenant.



                                                                Landlord _______

                                                                Tenant _________

    32.13 Landlord's submission of a copy of this Lease form to any person, including Tenant, shall not be deemed to be an offer to lease or the creation of a lease unless and until this Lease has been fully signed and delivered by Landlord.

    32.14 Every term, condition, covenant, and provision of this Lease, having been negotiated in detail and at length by both parties, shall be construed simply according to its fair meaning and not strictly for or against Landlord or Tenant.

    32.15 If the time for the performance of any obligation under this Lease expires on a Saturday, Sunday, or legal holiday, the time for performance shall be extended to the next succeeding day which is not a Saturday, Sunday, or legal holiday.

    32.16 If requested by Landlord, Tenant shall execute written documentation with signatures acknowledged by a notary public, to evidence when and if Landlord or Tenant has met certain obligations under this Lease.

ARTICLE 33.  NOTICES

    Wherever in this Lease it is required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall be in written and shall be given or served and shall not be deemed to have been duly given or served unless (a) in writing; (b) either (1) delivered personally,
(2) deposited with the United States Postal Service, as registered or certified mail, return receipt requested, begin adequate postage, or (3) sent by overnight express courier (including, without limitation, Federal Express, DHL Worldwide Express, Airborne Express, United States Postal Service Express Mail) with a request that the addressee sign a receipt evidencing delivery; and (o) addressed to the party at its address in Section 1.1. Either party may change
                                         -----------
such address by written notice to the other. Service of any notice or demand shall be deemed completed forty-eight (48) hours after deposit thereof, if deposited with the United States Postal Service, or upon receipt if delivered by overnight courier or in person.


ARTICLE 34.  BROKER'S COMMISSIONS

    Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease (excepting commissions or fees approved or authorized in writing by Landlord). Tenant shall indemnify Landlord against and hold it harmless from all liabilities arising from any such claims, including any attorneys' fees incurred by Landlord in connection therewith.



                            [Remainder of page intentionally left blank.]



                                                                Landlord _______

                                                                Tenant _________

IN WITNESS WHEREOF, the parties have duly executed this Lease as of the day and year first above written.

                                    LANDLORD

                                    P.R.A. BILTMORE INVESTMENTS, L.L.C.,
                                    an Arizona limited liability company

                                    By: PACIFIC INVESTMENTS LIMITED PARTNERSHIP,
                                        an Arizona limited partnership, as a
                                        Member

                                        By: /s/ Kenneth M. Francis
                                           ---------------------------------
                                            Kenneth M. Francis
                                            Its:  Sole General Partner


                                        By: /s/ James W. Smith, III
                                           ---------------------------------
                                           James W. Smith, III, acting in his
                                           capacity as Vice President and
                                           Designated Representative of Motown
                                           Mall General, Inc., a Delaware
                                           corporation, as a Member, and of
                                           Motown Mall Limited, Inc., a Delaware
                                           corporation, as a Member

                                    TENANT

                                    PAN AMERICAN BANK, F.S.B., a federal
                                    savings bank

                                      By: /s/ Lawrence J. Grill
                                         -----------------------------------

                                      its: President
                                          ----------------------------------



State of Arizona           )
                           ) ss.
County of Maricopa         )

    The foregoing instrument was acknowledged before me this 18 day of March
                                                             --        -----
1997, by Kenneth M. Francis, the sole general partner of Pacific Investments Limited Partnership, an Arizona limited partnership, as a Member of P.R.A. BILTMORE INVESTMENTS, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.


                                              /s/ R.E. Moore
                                              -----------------------------
                                              Notary Public



My Commission Expires:

May 31, 1997
----------------------

State of Georgia     )
                     )   ss.
County of Fulton     )

    The foregoing instrument was acknowledged before me this 17 day of March,
                                                             --        -----
1997, by James W. Smith, III, acting in his capacity as Vice President and Designated Representative of Motown Mall General, Inc., a Delaware corporation, as a Member, and of Motown Mall Limited, Inc., a Delaware corporation, as a Member, both of P.R.A. BILTMORE INVESTMENTS, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.



                                              /s/ [SIGNATURE ILLEGIBLE]
                                              ----------------------------
                                              Notary Public


My Commission Expires:
 Notary Public, Fulton County, Georgia
 My Commission Expires March 7, l999
--------------------------------------



                                                                Landlord _______

                                                                Tenant _________

                      ADDENDUM TO OFFICE LEASE AGREEMENT

ARTICLE 35.  AGREEMENT

    This Addendum is attached to and incorporated by reference in that certain Office Lease Agreement, dated February 28, 1997, by P.R.A. BILTMORE INVESTMENTS, L.L.C., an Arizona limited liability company (the "Landlord"), and PAN AMERICAN BANK, F.S.B., a federal savings bank (the "Tenant"). The Office Lease Agreement, the Exhibits thereto, and this Addendum shall constitute one agreement (the "Lease"). In the event of any conflict or inconsistency between the terms, conditions, covenants, and provisions of this Addendum and the terms, conditions, covenants, and provisions of the Office Lease Agreement or its Exhibits, the terms, conditions, covenants, and provisions of this Addendum control.

36.   TERM

    36.1 Notwithstanding anything in this Lease to the contrary, the Commencement Date of the Lease Term shall be thirty (30) days after the date that a Certificate of Occupancy for the Premises is obtained.

    36.2  Section 3.1 is revised on the sixth lines to add after the word
          -----------
"parties" the words, "latent defects,..."

37.  MINIMUM MONTHLY RENT

    Article 4 is revised on the first line to add after the word "demand," the
    ---------
words "except as expressly provided herein,..."

38.   ADDITIONAL RENT/EXPENSE STOP

    38.1  Section 5.3 is revised on the eighth line to add after the words
          -----------
"due from Tenant" the words "within ten (10) days,..."

    38.2  Section 5.4(a)(1) is revised on the seventh and eighth lines to add
          -----------------
after the words "by separate policy," the word "or", and to delete the words "or self insurance, in which case the reasonable value of self insurance shall be included in Operating Costs),..."

    38.3  Section 5.4(d) is revised on the third line to add after the words
          -------------
"the Building been" the words "at least,..."

39.   TAXES

    Section 7.1 is revised on the last line to add after the words "Inheritance
    -----------
taxes" the words "or net income taxes".

40.   SECURITY DEPOSIT

    Section 9.2 is revised on the eighth line to delete the words "thirty (30)
    -----------
days" and to replace them with the words "ten (10) days..."

41.   HAZARDOUS MATERIALS

    Section 14.3 and Section 14.4 are revised to delete the entire last
    ------------     ------------
sentence of Section 14.4 and to add it as the last sentence to Section 14.3.
            ------------                                       ------------

42.   RIGHTS RESERVED BY LANDLORD

    Article 15 is revised to add the following sentence at the end of that
    ----------
Article: "Notwithstanding the foregoing, Landlord shall use reasonable efforts to minimize the disruption to Tenant's use of the Premises in the exercise of Landlord's rights contained in Article 15(a), (b), (f) and (g).
                               -------------

43.   MAINTENANCE AND REPAIR


    43.1   Section 17.1 shall be revised to add the following words to the
           ------------
end of that paragraph: "or as otherwise set forth in the Lease."

    43.2  Section 17.3(b) is revised to add the following words to the end
          ---------------
of that sentence: ",ordinary wear and tear excepted."

44.   UTILITIES

    44.1  Section 18.1 is revised to add the following sentence to the end of
          ------------
that paragraph: "Landlord agrees to provide electricity and water to the Premises 24 hours per day, 7 days per week."

    44.2  Section 18.3 is revised to add the following sentences to the end of
          ------------
that paragraph: Notwithstanding anything to the contrary in this Section 18.3,
                                                                 ------------
in the event that the utility services to the Premises described in
Section 18.1 of this Lease are interrupted for a
------------

                                                               Landlord ________

                                                               Tenant __________

                                  ADDENDUM-1
consecutive period greater than or equal to seven (7) business days as a result of the gross negligence or willful misconduct of Landlord and such interruption of utility services substantially interferes with Tenant's use of all or a substantial portion of the Premises (the "Interruption Period"), then Tenant's Minimum Monthly Rent and other sums payable by Tenant to Landlord under this Lease shall be abated or reduced, from the date Tenant delivers written notice to Landlord of such circumstance until sufficient utility services are restored, in the proportion that the Rentable Square Footage of the portion of the Premises that Tenant is prevented from using and does not use, bears to the total Rentable Square Footage of the Premises. In the event that Landlord subsequently receives proceeds from any rental interruption insurance policy which it may maintain on the Premises, Landlord shall promptly provide Tenant with a credit equal to the amount of rental insurance proceeds that Landlord received attributable to those days prior to the abatement or reduction provided herein during which the interruption of utility services substantially interfered with Tenant's use of all or a substantial portion of the Premises."

45.   ENTRY AND INSPECTION

    45.1  Section 19.1 is revised on the first line to add after the words "at
          ------------
all reasonable times the words", upon reasonable prior notice to Tenant except in the case of an emergency..."

    45.2  Section 19.1 is also revised on the fifth line to add the following
          ------------
sentence as a new second sentence to that paragraph:
"Notwithstanding the foregoing, Landlord shall use reasonable efforts to minimize the disruption to Tenant's use of the Premises during such entry."

    45.3  Section 19.2 is revised on the first line to add after the word "If"
          ------------
the words "an employee of..."

46.   ACCEPTANCE OF THE PREMISES/LIABILITY INSURANCE/INDEMNIFICATION OF LANDLORD

    46.1  Section 20.1 is revised on the fifth line to add after the words
          ------------
"bursting pipes" the words ", except to the extent caused by the gross negligence or willful misconduct of Landlord."

    46.2  Section 20.1 is also revised on the fifth line to add after the words
          ------------
"Exhibit B," the words "and Section 3.1..."
-----------                 ---------------

    46.3  Section 20.2 is revised to add the following to the end of that
          ------------
paragraph: "Landlord hereby agrees to indemnify, defend and hold Tenant harmless against all Claims (as defined in Section 20.7) arising from: any grossly
                                  -------------
negligent act or omission or act of willful misconduct of Landlord, its agents, servants, employees and contractors; any default of Landlord under this Lease; or other grossly negligent acts or omissions or acts of willful misconduct of Landlord, its agents, servants, employees and contractors which result in personal injury, loss of life or property damage sustained in and about the Premises, the Building, the Land or the Project."

    46.4  Section 20.5 is revised to delete the first sentence of that
          ------------
paragraph and replace it with the following sentence: "During the entire Lease Term, Landlord agrees to maintain public liability insurance with policy limits of at least $3,000,000.00 in such forms as Landlord shall determine.

47.   PROPERTY AND CASUALTY INSURANCE

    47.1  Section 21.2 is revised on the first line to add after the words "(all
          ------------
risk)" the words "in the amount of ninety percent (90%) of replacement cost..."

    47.2  Section 21.2 is also revised on the fourth line to delete the
          ------------
following sentence: "Landlord may elect to self-insure any portion of the required insurance.

    47.3  Section 21.2 is further revised on the eighth and ninth lines to add
          ------------
after the words "excess of the" the word "average", and to delete the words "having the lowest rate" and to replace them with the words "in the Building,..."

    47.4  Section 21.2 is finally revised on the tenth line to delete the word
          ------------
"lowest" and to replace it with the word "average..."

48.   SUBORDINATION/ATTORNMENT/MODIFICATION/ASSIGNMENT

    Article 26 is revised on the fourth line to add after the word "monetary"
    ----------
the words "or other..."

49.   LANDLORD'S DEFAULT AND RIGHT TO CURE

    49.1  Article 27 is revised on the seventh line to add after the words
          ----------
"within thirty (30) days" the words ", provided Landlord commences such cure within thirty (30) days,..."

    49.2  Article 27 is also revised on the second to last line to delete the
          ----------
words "six (6) months" and to replace them with the words "one (1) year..."

50.  ESTOPPEL CERTIFICATES

    50.1  Article 28 is revised on the first and second lines to delete the
          ----------
words "five (5) calendar days" and to replace them with the words "ten (10) calendar days...


                                                                 Landlord ______

                                                                 Tenant ________

                                  ADDENDUM-2

    50.2  Article 28(bb) is revised on the first line to add after the words
          --------------
"as may be" the word "reasonably..."


51.   TENANT'S DEFAULT AND LANDLORD'S REMEDIES

    51.1  Section 29.1 is revised on the fourth line to delete the words "ten
          ------------
(10) days" and to replace them with the words "thirty (30) days..."

    51.2  Section 29.1 is also revised on the fourth line to add after the word
          ------------
"Tenant" the words ", unless such failure cannot be cured within such thirty
(30) day period, in which case Tenant shall fail to commence such cure within thirty (30) days and thereafter diligently prosecute such cure to completion;..."

    51.3  Section 29.1 is further revised on the seventh, ninth and eleventh
          ------------
lines to delete the words "ten (10} days" and to replace them with the words "thirty (30) days..."

    51.4  Section 29.1(g) is deleted and replaced with the following words:
          ---------------
"or (g) if Tenant abandons the Premises (abandonment shall be presumed if the Premises are not occupied by any employees of Tenant or open for business for thirty (30) consecutive days."

    51.5  Section 29.4 is revised on the second line to delete the words "ten
          ------------
(10) days" and to replace them with the words "twenty (20) days..."

52.   TENANT'S RECOURSE

    Article 30 is revised on the second line to add after the words "and the
    ----------
Building," the words "and any insurance or condemnation proceeds relating thereto, if applicable,..."

53.   NOTICES

    Article 33 is revised to delete the last sentence in that paragraph and to
    ----------
replace it with the following sentence: "Service of any notice or demand shall be deemed completed upon receipt."

54.   BROKER'S COMMISSIONS

    Article 34 is deleted in its entirety and replaced with the following
    ----------
sentences: "Tenant and Landlord represent and warrant to each other that there are no claims for brokerage commissions or finder's fees in connection with this Lease (excepting commissions or fees approved or authorized in writing by Landlord). Tenant and Landlord shall indemnify each other and hold the other harmless from all liabilities arising from any such claims, including any attorneys' fees incurred in connection therewith. Tenant and Landlord agree that Cushman & Wakefield of Arizona, Inc. is the only party entitled to a commission in connection with procuring the Tenant under this Lease, which commission shall be paid by Landlord pursuant to separate agreement."

55.  LEASE GUARANTEE

     No Lease Guarantee shall be required for this Lease. Exhibit E of the Lease
                                                          ---------
entitled "Continuing Lease Guarantee" is hereby intentionally deleted.

56.  LEASEHOLD IMPROVEMENT ALLOWANCE

     To the extent the entire Leasehold Improvement Allowance is not utilized in connection with constructing Tenant's Leasehold Improvements, Tenant shall receive a credit against its Minimum Monthly Rent obligation in the amount of the unused portion of the Leasehold Improvement Allowance. In addition, in the event Landlord agrees to construct Tenant's Leasehold Improvements in an amount in excess of Tenant's Leasehold Improvement Allowance for which Landlord does not require immediate reimbursement from Tenant, which decision may be made by Landlord in its sole and absolute discretion, any amount expended by Landlord in excess of the Leasehold Improvement Allowance shall be amortized into Tenant's Minimum Monthly Rent obligation together with interest on such excess amount at the rate of twelve percent (12%) per annum. In this event, Tenant agrees to promptly execute an amendment to the Lease to reflect the increase in its Minimum Monthly Rent obligation.

57. SIGNAGE

    Landlord shall provide Tenant with Building Standard entry signage and panel locations on the Building's directories located in the lobby and visitor parking level in the parking garage.

58. RIGHT OF TERMINATION

    Provided Tenant shall not have ever been in default under any provision of the Lease beyond any applicable cure period, Tenant shall have a one (1)-time right to terminate this Lease (the "Termination Right") upon the expiration of the twenty-fourth (24th) month from the Commencement Date (the "Termination Date"). In order to exercise its Termination Right, Tenant shall provide written notice of its election to Landlord ("Termination Exercise Notice") at least three (3) months before the Termination Date, or else such right shall be waived. Tenant shall pay to Landlord a fee for the Termination Right (the "Termination Fee") consisting of (a) six (6) full installments of Minimum Monthly Rent and

                                                               Landlord ________

                                                               Tenant __________

                                  ADDENDUM-3

Operating Costs (in excess of the Expense Stop) at the rate in effect at the time of the Termination Date, (b) "Unamortized Leasehold Improvement Costs" (as defined below), (c) "Unamortized Broker's Commissions" (as defined below), plus
(d) any applicable taxes on any of the amounts. "Unamortized Leasehold Improvement Costs" shall mean the product obtained when multiplying (i) the sum of any Leasehold Improvement Allowance plus any other costs provided, paid or incurred by Landlord in connection with the design and construction of the Leasehold Improvements installed in the Premises prior to the Commencement Date pursuant to Exhibit B by (ii) the fraction, the numerator of which is the number
            ---------
of months of the Term of this Lease not yet elapsed as of the Termination Date (excluding any unexercised renewal option), and the denominator of which is the total number of months of the Term of this Lease (excluding any unexercised renewal option). "Unamortized Broker's Commissions" shall mean the product obtained when multiplying (i) the sum of any Broker's Commissions paid or incurred by Landlord in connection with procuring Tenant for the Premises by
(ii) the fraction, the numerator of which is the number of months of the Term of this Lease not yet elapsed as of the Termination Date (excluding any unexercised renewal option), and the denominator of which is the total number of months the Term of this Lease (excluding any unexercised renewal option). For example, if the total costs paid or incurred by Landlord with respect to the Leasehold Improvements (or Broker's Commissions) is $50,000.00, the Lease Term is thirty-six (36) months, and the Lease is terminated at the end of twenty-four
(24) months, the Unamortized Leasehold Improvement Costs (or Unamortized Broker's Commissions) would be $16,666.67 (i.e., $16,666.67 equals $50,000.00 x
12/36). If Tenant exercises its Termination Right, Tenant shall pay to Landlord the Termination Fee and peaceably vacate the Premises and deliver possession thereof to Landlord at or before the Termination Date, and, as of such Termination Date, neither party shall have any further liability or obligation to the other under this Lease, except as set forth in this Article 58, and
                                                           ----------
further except for the then accrued liabilities under the Lease as of said Termination Date, including, but not limited to, all monetary amounts due and owing, the obligations of indemnification for acts or omissions occurring prior to the Termination Date and as otherwise stated in the Lease, which amounts and obligations shall expressly survive the termination of this Lease.


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